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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




     DATE OF REPORT (Date of earliest event reported):  February 13, 1995



                     AMERICAN GENERAL FINANCE CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Indiana                1-6155                35-0416090
         (STATE OR OTHER      (COMMISSION FILE         (IRS EMPLOYER
         JURISDICTION OF          NUMBER)              IDENTIFICATION
         INCORPORATION)                                   NUMBER)


            601 N.W. Second Street, Evansville, IN        47708
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)




     Registrant's telephone number, including area code:   (812) 424-8031



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Item 5.     Other Events.

      On February 13, 1995, American General Finance Corporation (the "Company") established a program for the issuance from time to time of up to $500,000,000 aggregate principal amount of the Company's Medium-Term Notes, Series D (the "Notes"). Any such issuance will be under the Company's previously filed Registration Statement on Form S-3 (Registration No. 33-55803), as amended by Amendment No. 1 on December 9, 1994 (the "Registration Statement") and the related Prospectus dated December 14, 1994 and Prospectus Supplement dated February 13, 1995.


Item 7.     Financial   Statements,  Pro   Forma  Financial   Information  and
            Exhibits.

      (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

            Exhibit
            Number                        Description

            1(a)        Form  of Distribution Agreement (AGF Investment Corp.)
                        relating to the Notes.

            1(b) Form of Distribution Agreement (Unaffiliated Agents) relating to the Notes.

            4(a) Resolutions establishing the terms of the Notes, certified by an Assistant Secretary of the Company.

            4(b)        Form of  Fixed Rate Medium-Term Note,  Series D (Book-
                        Entry).

            4(c)        Form  of Floating  Rate  Medium-Term  Note,  Series  D
                        (Book-Entry).

            5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.

            8 Opinion of Baker & Daniels, special counsel for the Company, as to certain federal tax matters.
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                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMERICAN GENERAL FINANCE CORPORATION



Dated:  February 13, 1995                 By: /S/ LEONARD J. WINIGER
                                              Leonard J. Winiger
                                              Assistant Controller and
                                              Assistant Secretary
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                                 EXHIBIT INDEX



Exhibit
Number                     Description


1(a)        Form of Distribution Agreement (AGF Investment Corp.)
            relating to the Notes.

1(b) Form of Distribution Agreement (Unaffiliated Agents) relating to the Notes.

4(a) Resolutions establishing the terms of the Notes, certified by an Assistant Secretary of the Company.

4(b)        Form of Fixed Rate Medium-Term Note, Series D (Book-Entry).

4(c)        Form of Floating Rate Medium-Term Note, Series D (Book-Entry).

5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.

8 Opinion of Baker & Daniels, special counsel for the Company, as to certain federal tax matters.
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